Financial Supplement First Quarter 2018 ______________________________________________________________________________________________________________________________________________________ Page 1

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income 5 Consolidated Balance Sheets 6 Operating Earnings by Segment 7 Assets Under Management and Administration 8 Sales Metrics by Segment 9 Select Metrics from Business Segments and Corporate and Other Individual Retirement Statement of Income and Summary Metrics 11 Select Operating Metrics 12 Group Retirement Statement of Income and Summary Metrics 13 Select Operating Metrics 14 Investment Management and Research Statement of Income and Summary Metrics 15 Select Operating Metrics 16 Net Flows 17 Protection Solutions Statement of Income and Summary Metrics 18 Select Operating Metrics 19 Investments Consolidated Portfolio composition 21 Consolidated Results of General Account Investment Assets 22 Additional Information Deferred Acquisition Costs Rollforward 24 Use of Non-GAAP Financial Measures (1/2) 25 Use of Non-GAAP Financial Measures (2/2) 26 Reconciliation of Non-GAAP Measures (1/3) 27 Reconciliation of Non-GAAP Measures (2/3) 28 Reconciliation of Non-GAAP Measures (3/3) 29 Glossary of Selected Financial and Product Terms 30 AXA Equitable Holdings Analyst Coverage, Ratings & Contact Information 31 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (SEC) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. ______________________________________________________________________________________________________________________________________________________ Page 2

Consolidated Financials and Key Metrics ______________________________________________________________________________________________________________________________________________________ Page 3

Key Metrics Summary Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Net income (loss) $ (197) $ 698 $ 90 $ 682 $ 291 247.7%$ (197) $ 291 247.7% Net income (loss) attributable to the noncontrolling interest (93) (90) (96) (144) (123) (32.3)% (93) (123) (32.3)% Net income (loss) attributable to Holdings (290) 608 (6) 538 168 157.9% (290) 168 157.9% (1) Non-GAAP Operating Earnings 304 368 506 971 464 52.6% 304 464 52.6% Total equity attributable to Holdings 12,385 12,425 13,485 13,565 13,565 Less: Accumulated other comprehensive income (loss) (333) (330) (108) (946) (946) Total equity attributable to Holdings (ex. AOCI): 12,718 12,755 13,593 14,511 14,511 Per share: Diluted earnings per share Net income (loss) attributable to Holdings (0.52) 1.08 (0.01) 0.96 0.30 157.9% (0.52) 0.30 157.9% Non-GAAP Operating Earnings (1) 0.54 0.66 0.90 1.73 0.83 52.6% 0.54 0.83 52.6% Book value per share – Diluted (1) 41.47 22.08 22.15 24.04 24.18 (41.7)% 41.47 24.18 (41.7)% Book value per share (ex. AOCI) – Diluted (1) 44.53 22.67 22.74 24.23 25.87 (41.9)% 44.53 25.87 (41.9)% Weighted-average common shares outstanding: Basic 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Diluted 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Ending common shares outstanding: Basic 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Diluted 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Notes: (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non- GAAP Reconciliation” section in this document. ______________________________________________________________________________________________________________________________________________________ Page 4

Consolidated Statements of Income (Loss) Three Months Ended Year-to-Date (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Revenues Policy charges and fee income $ 956 $ 935 $ 970 $ 872 $ 972 1.7%$ 956 $ 972 1.7% Premiums 281 277 267 299 279 (0.7)% 281 279 (0.7)% Net derivative gains (losses) (235) 729 (366) (13) (281) (19.6)% (235) (281) (19.6)% Net investment income (loss) 780 803 794 705 591 (24.2)% 780 591 (24.2)% Total investment gains (losses), net (24) 4 (12) (159) 102 525.0% (24) 102 525.0% Investment management and service fees 954 998 1,018 1,123 1,055 10.6% 954 1,055 10.6% Other income 118 136 102 89 117 (0.8)% 118 117 (0.8)% Total revenues 2,830 3,882 2,773 2,916 2,835 0.2% 2,830 2,835 0.2% Benefits and other deductions Policyholders’ benefits 1,093 1,741 1,090 430 608 (44.4)% 1,093 608 (44.4)% Interest credited to policyholders’ account balances 246 242 255 252 271 10.2% 246 271 10.2% Compensation and benefits 539 546 524 528 620 15.0% 539 620 15.0% Commissions and distribution related payments 395 400 388 421 411 4.1% 395 411 4.1% Interest expense 35 38 42 45 46 31.4% 35 46 31.4% Amortization of deferred policy acquisition costs, net (55) (113) 12 (83) 15 127.3% (55) 15 127.3% Other operating costs and expenses 744 414 450 468 494 (33.6)% 744 494 (33.6)% Total benefits and other deductions 2,997 3,268 2,761 2,061 2,465 (17.8)% 2,997 2,465 (17.8)% Income (loss) from operations, before income taxes (167) 614 12 855 370 321.6% (167) 370 321.6% Income tax (expense) benefit (30) 84 78 (173) (79) 163.3% (30) (79) 163.3% Net income (loss) (197) 698 90 682 291 247.7% (197) 291 247.7% Less: net (income) loss attributable to the noncontrolling interest (93) (90) (96) (144) (123) (32.3)% (93) (123) (32.3)% Net income (loss) attributable to Holdings (290) 608 (6) 538 168 157.9% (290) 168 157.9% Adjustments related to: (1) Variable annuity product features 291 (78) 694 377 212 291 212 Investment (gains) losses 24 (4) 12 159 (102) 24 (102) Goodwill impairment 369 - - - - 369 - Net actuarial (gains) losses related to pension and other postretirement benefit obligations 34 33 34 34 131 34 131 Other adjustments (21) 17 55 59 90 (21) 90 Income tax expense (benefit) related to above adjustments (235) 9 (276) (212) (63) (235) (63) Non-recurring tax items 132 (217) (7) 16 28 132 28 Non-GAAP Operating earnings (loss) (2) 304 368 506 971 464 304 464 Notes: (1) This reconciling item was previously referred to as “GMxB product features”, but is now referred to more broadly as “Variable annuity product features” to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings. (2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non- GAAP Reconciliation” section in this document. ______________________________________________________________________________________________________________________________________________________ Page 5

Consolidated Balance Sheets Balances as of (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Assets Total investments $ 76,274 $ 78,265 $ 81,782 $ 78,883 Cash and cash equivalents 6,187 6,446 4,814 6,091 Cash and securities segregated, at fair value 1,078 789 825 1,025 Broker-dealer related receivables 2,211 2,206 2,158 2,300 Deferred policy acquisition costs 6,101 6,114 5,969 6,288 Goodwill and other intangible assets, net 4,852 4,840 4,824 4,813 Amounts due from reinsurers 5,141 5,035 5,023 4,953 Loans to affiliates 1,235 1,234 1,230 885 GMIB reinsurance contract asset, at fair value 2,093 2,011 1,894 1,734 Current and deferred income taxes 298 266 67 225 Other assets 2,620 2,628 2,510 3,239 Separate Account assets 118,599 121,106 124,552 121,858 Total assets 226,689 230,940 235,648 232,294 Liabilities Policyholders’ account balances 44,760 46,006 47,171 47,666 Future policy benefits and other policyholders’ liabilities 31,029 31,080 30,299 29,586 Broker-dealer related payables 579 550 783 466 Securities sold under agreements to repurchase 3,247 3,284 1,887 1,904 Customers related payables 2,442 2,384 2,229 2,549 Amounts due to reinsurers 1,470 1,439 1,436 1,396 Short-term and long-term debt 1,684 1,933 2,408 2,373 Loans from affiliates 2,982 2,994 3,622 2,530 Other liabilities 4,098 4,289 4,053 4,342 Separate Account liabilities 118,599 121,106 124,552 121,858 Total liabilities 210,890 215,065 218,440 214,670 Redeemable noncontrolling interest 361 440 626 1,024 Equity Common stock 6 6 6 6 Capital in excess of par value 955 998 1,298 2,050 Retained earnings 11,757 11,751 12,289 12,455 Accumulated other comprehensive income (loss) (333) (330) (108) (946) Total equity attributable to Holdings 12,385 12,425 13,485 13,565 Noncontrolling interest 3,053 3,010 3,097 3,035 Total equity 15,438 15,435 16,582 16,600 Total liabilities, redeemable noncontrolling interest and equity 226,689 230,940 235,648 232,294 ______________________________________________________________________________________________________________________________________________________ Page 6

Operating Earnings by Segment Three Months Ended March 31, 2018 Investment Individual Management and Protection Corporate and (in millions USD, unless otherwise indicated) Retirement Group Retirement Research Solutions Other Consolidated Revenues Policy charges, fee income and premiums $ 540 $ 64 $ - $ 535 $ 112 $ 1,251 Net investment income (loss) 228 131 3 220 113 695 Investment gains (losses), net including derivative gains (losses) (227) (1) 2 (1) 6 (221) Investment management, service fees and other income 188 44 904 55 57 1,248 Segment revenues 729 238 909 809 288 2,973 Benefits and other deductions Policyholders' benefits 5 - - 409 179 593 Interest credited to policyholders' account balances 59 70 - 122 20 271 Commissions and distribution related payments 144 24 110 66 67 411 Amortization of deferred policy acquisition costs, net (47) (11) - 71 (5) 8 Compensation and benefits, interest expense, and other operating costs and expenses 121 62 564 114 123 984 Segment benefits and other deductions 282 145 674 782 384 2,267 Operating earnings (loss) 360 76 81 23 (76) 464 Average capital 6,925 1,262 2,674 (1) (2) (3) Non-GAAP Operating ROC by segment 21.4% 23.6% 4.5% Three Months Ended March 31, 2017 Investment Individual Management and Protection Corporate and Retirement Group Retirement Research Solutions Other Consolidated Revenues Policy charges, fee income and premiums 519 59 - 529 130 1,237 Net investment income (loss) 177 130 19 208 148 682 Investment gains (losses), net including derivative gains (losses) 140 (5) (10) - 2 127 Investment Management, service fees and other income 183 43 734 52 60 1,072 Segment revenues 1,019 227 743 789 340 3,118 Benefits and other deductions Policyholders' benefits 461 - - 412 220 1,093 Interest credited to policyholders' account balances 47 71 - 116 12 246 Commissions and distribution related payments 158 23 96 68 50 395 Amortization of deferred policy acquisition costs, net (54) (11) - 29 (8) (44) Compensation and benefits, interest expense, and other operating costs and expenses 128 62 497 109 111 907 Segment benefits and other deductions 740 145 593 734 385 2,597 Operating earnings (loss) 202 59 32 39 (28) 304 Notes: (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document. (2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $588 million total pre-tax adjustments in policyholders’ benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 32%. (3) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. ______________________________________________________________________________________________________________________________________________________ Page 7

Assets Under Management and Administration . Balances as of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Assets Under Management AB AUM Total AB $ 497,875 $ 516,600 $ 534,939 $ 554,485 $ 549,468 Exclusion for General Account and other Affiliated Accounts (53,450) (54,845) (56,687) (59,669) (58,130) Exclusion for Separate Accounts (31,692) (32,088) (32,700) (35,022) (32,683) AB third party 412,733 429,667 445,552 459,794 458,655 Total company AUM AB third party 412,733 429,667 445,552 459,794 458,655 General Account and other Affiliated Accounts 80,070 82,450 84,711 86,596 84,974 Separate Accounts 116,766 118,599 121,106 124,552 121,858 Total AUM 609,569 630,716 651,369 670,942 665,487 Total Assets Under Administration (AUA) (1) 38,856 40,490 42,328 44,372 44,750 AXA Advisor Headcount (actual figures) Total Number of AXA Advisors 4,598 4,550 4,562 4,668 4,584 Notes: (1) AUA includes AXA Advisors Advisory & Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate & Other. ______________________________________________________________________________________________________________________________________________________ Page 8

Sales Metrics by Segment Three Months Ended Year-to-Date (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Insurance Operations: Individual Retirement First year premiums and deposits $ 1,862 $ 1,940 $ 1,610 $ 1,683 $ 1,619 (13.0)%$ 1,862 $ 1,619 (13.0)% Renewal premium and deposits 92 95 65 102 87 (5.9)% 92 87 (5.9)% Total Gross Premiums 1,954 2,035 1,675 1,785 1,706 (12.7)% 1,954 1,706 (12.7)% Group Retirement First year premiums and deposits 338 354 305 390 343 1.3% 338 343 1.3% Renewal premium and deposits 482 508 369 477 498 3.4% 482 498 3.4% Total Gross Premiums 820 862 674 867 841 2.6% 820 841 2.6% Protection Solutions First year premiums and deposits 104 101 105 120 102 (2.0)% 104 102 (2.0)% Renewal premium and deposits 664 649 631 648 652 (1.8)% 664 652 (1.8)% Total Gross Premiums 768 750 736 768 754 (1.9)% 768 754 (1.9)% Investment Management and Research (in billions USD): Gross Sales by Distribution Channel Institutional 2.5 4.0 3.3 3.5 14.8 492.0% 2.5 14.8 492.0% Retail 13.5 13.5 13.9 12.9 14.9 10.4% 13.5 14.9 10.4% Private Wealth Management 3.0 2.9 2.8 2.9 4.4 46.7% 3.0 4.4 46.7% Firmwide Gross Sales 19.0 20.4 20.0 19.3 34.1 79.5% 19.0 34.1 79.5% Gross sales by Investment Service Equity Active 4.9 5.2 5.8 6.0 10.9 122.4% 4.9 10.9 122.4% Equity Passive (1) 0.4 0.1 0.7 0.0 0.0 (100.0)% 0.4 0.0 (100.0)% Fixed Income - Taxable 11.2 10.6 10.4 8.9 8.5 (24.1)% 11.2 8.5 (24.1)% Fixed Income - Tax-Exempt 2.0 2.1 1.6 2.2 2.3 15.0% 2.0 2.3 15.0% Fixed Income Passive (1) 0.0 0.0 0.1 0.0 0.0 N/A 0.0 0.0 N/A Other (2) 0.5 2.4 1.4 2.2 12.4 2,380.0% 0.5 12.4 2,380.0% Firmwide Gross Sales 19.0 20.4 20.0 19.3 34.1 79.5% 19.0 34.1 79.5% Notes: (1) Includes index and enhanced index services. (2) Includes certain multi-asset solutions and services and certain alternative investments. ______________________________________________________________________________________________________________________________________________________ Page 9

Select Metrics from Business Segments and Corporate and Other ______________________________________________________________________________________________________________________________________________________ Page 10

Individual Retirement - Profit and Loss Statement and Summary Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Revenues Policy charges, fee income and premiums $ 519 $ 544 $ 548 $ 545 $ 540 4.0%$ 519 $ 540 4.0% Net investment income (loss) 177 221 211 256 228 28.8% 177 228 28.8% Investment gains (losses), net including derivative gains (losses) 140 (62) 217 319 (227) (262.1)% 140 (227) (262.1)% Investment Management, service fees and other income 183 183 183 190 188 2.7% 183 188 2.7% Segment revenues 1,019 886 1,159 1,310 729 (28.5)% 1,019 729 (28.5)% Benefits and other deductions Policyholders' benefits 461 252 292 558 5 (98.9)% 461 5 (98.9)% Interest credited to policyholders' account balances 47 35 54 38 59 25.5% 47 59 25.5% Commissions and distribution related payments 158 156 144 151 144 (8.9)% 158 144 (8.9)% Amortization of deferred policy acquisition costs, net (54) (89) (61) (98) (47) 13.0% (54) (47) 13.0% Compensation and benefits, interest expense, and other operating costs and expenses 128 153 124 118 121 (5.5)% 128 121 (5.5)% Segment benefits and other deductions 740 507 553 767 282 (61.9)% 740 282 (61.9)% Operating earnings (loss), before income taxes 279 379 606 543 447 60.2% 279 447 60.2% Income taxes (76) (106) (175) (118) (85) (11.8)% (76) (85) (11.8)% Operating earnings (loss), before noncontrolling interest 203 273 431 425 362 78.3% 203 362 78.3% Less: Operating (earnings) loss attributable to the noncontrolling interest (1) (1) (2) (3) (2) (100.0)% (1) (2) (100.0)% Operating earnings (loss) 202 272 429 422 360 78.2% 202 360 78.2% Summary Metrics (1) (2) Non-GAAP Operating ROC #DIV/0! #DIV/0! #DIV/0! 19.1% 21.4% #DIV/0! 21.4% (3) Average account value 95,142 97,625 99,503 101,929 102,607 7.8% 95,142 102,607 7.8% (4) Return on assets 1.77% 1.92% 1.32% 1.92% Net flows 213 172 (94) (358) (462) (316.9)% 213 (462) (316.9)% First year premiums and deposits 1,862 1,940 1,610 1,683 1,619 (13.1)% 1,862 1,619 (13.1)% Notes: (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document. (2) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. (3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two. (4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value. ______________________________________________________________________________________________________________________________________________________ Page 11

Individual Retirement - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Sales Metrics First Year Premiums by Product: SCS $ 1,074 $ 1,076 $ 832 $ 799 $ 775 $ 1,074 $ 775 Retirement Cornerstone 591 657 607 667 627 591 627 Investment Edge 88 107 96 127 132 88 132 Other 109 100 75 89 86 109 86 Total First Year Premiums 1,862 1,940 1,610 1,683 1,619 1,862 1,619 First Year Premiums by Guarantee: Non-GMxB 1,260 1,281 1,014 1,065 1,003 1,260 1,003 ROP death benefit only 77 76 71 51 78 77 78 Total non-GMxB & ROP death benefit only 1,337 1,357 1,085 1,116 1,081 1,337 1,081 Floating rate GMxB 488 550 514 559 525 488 525 Fixed rate GMxB 37 33 11 8 13 37 13 Total First Year Premiums 1,862 1,940 1,610 1,683 1,619 1,862 1,619 Account Values General account: Balance as of beginning of period 15,384 16,421 17,390 17,753 19,059 15,384 19,059 Gross premiums 1,100 1,142 931 958 793 1,100 793 Surrenders, withdrawals and benefits (326) (393) (340) (477) (461) (326) (461) Net flows 774 749 591 481 332 774 332 Investment performance, interest credited and policy charges 263 220 (228) 825 89 263 89 Balance as of end of period 16,421 17,390 17,753 19,059 19,480 16,421 19,480 Separate account: Balance as of beginning of period 78,220 80,258 81,180 82,682 84,364 78,220 84,364 Gross premiums 910 950 818 977 994 910 993 Surrenders, withdrawals and benefits (1,471) (1,527) (1,503) (1,816) (1,788) (1,471) (1,787) Net flows (561) (577) (685) (839) (794) (561) (794) Investment performance, interest credited and policy charges 2,599 1,499 2,187 2,521 (1,260) 2,599 (1,260) Balance as of end of period 80,258 81,180 82,682 84,364 82,310 80,258 82,310 Total: Balance as of beginning of period 93,604 96,679 98,570 100,435 103,423 93,604 103,423 Gross premiums 2,010 2,092 1,749 1,935 1,787 2,010 1,786 Surrenders, withdrawals and benefits (1,797) (1,920) (1,843) (2,293) (2,249) (1,797) (2,248) Net flows 213 172 (94) (358) (462) 213 (462) Investment performance, interest credited and policy charges 2,862 1,719 1,959 3,346 (1,171) 2,862 (1,171) Balance as of end of period 96,679 98,570 100,435 103,423 101,790 96,679 101,790 Net Amount at Risk (NAR): Total GMIB NAR 6,220 6,509 6,320 6,032 6,002 6,220 6,002 Total GMDB NAR 17,886 17,760 17,384 16,875 18,029 17,886 18,029 ______________________________________________________________________________________________________________________________________________________ Page 12

Group Retirement - Profit and Loss Statement and Summary Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Revenues Policy charges, fee income and premiums$ 59 $ 61 $ 51 $ 77 $ 64 8.5%$ 59 $ 64 8.5% Net investment income (loss) 130 111 150 137 131 0.8% 130 131 0.8% Investment gains (losses), net including derivative gains (losses) (5) (3) 2 (2) (1) 80.0% (5) (1) 80.0% Investment Management, service fees and other income 43 41 45 45 44 2.3% 43 44 2.3% Segment revenues 227 210 248 257 238 4.8% 227 238 4.8% Benefits and other deductions Interest credited to policyholders' account balances 71 64 71 76 70 (1.4)% 71 70 (1.4)% Commissions and distribution related payments 23 24 20 26 24 4.3% 23 24 4.3% Amortization of deferred policy acquisition costs, net (11) (19) (23) (10) (11) 0.0% (11) (11) 0.0% Compensation and benefits, interest expense, and other operating costs and expenses 62 69 62 68 62 0.0% 62 62 0.0% Segment benefits and other deductions 145 138 130 160 145 0.0% 145 145 0.0% Operating earnings (loss), before income taxes 82 72 118 97 93 13.4% 82 93 13.4% Income taxes (23) (18) (32) (14) (17) 26.1% (23) (17) 26.1% Operating earnings (loss), before noncontrolling interest 59 54 86 83 76 28.8% 59 76 28.8% Less: Operating (earnings) loss attributable to the noncontrolling interest - (1) - - - N/A - - N/A Operating earnings (loss) 59 53 86 83 76 28.8% 59 76 28.8% Summary Metrics (1) (2) Non-GAAP Operating ROC #DIV/0! #DIV/0! #DIV/0! 22.6% 23.6% #DIV/0! 23.6% (3) Average account value 30,653 31,576 32,420 33,381 33,912 10.6% 30,653 33,912 10.6% (4) Return on assets 1.11% 1.12% 1.87% 1.12% Net flows 55 196 (5) 21 101 83.6% 55 101 83.6% Gross premiums 820 862 674 867 841 2.5% 820 841 2.5% Notes: (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document. (2) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. (3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two. (4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value. ______________________________________________________________________________________________________________________________________________________ Page 13

Group Retirement - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Sales Metrics Gross premiums: First-year premiums $ 338 $ 354 $ 305 $ 390 $ 343 $ 338 $ 343 Renewal premiums 482 508 369 477 498 482 498 Group Retirement premiums 820 862 674 867 841 820 841 Gross premiums by market: Tax-exempt 215 204 192 260 207 216 207 Corporate 114 139 103 114 122 114 122 Other 9 11 10 16 14 9 14 Total First Year Premiums 338 354 305 390 343 338 343 Tax-exempt 340 380 256 356 357 340 357 Corporate 79 71 71 72 84 79 84 Other 63 57 42 49 57 63 57 Total renewal premiums 482 508 369 477 498 482 498 Group Retirement premiums by market 820 862 674 867 841 820 841 Account Values General account: Balance as of beginning of period 10,999 11,093 11,210 11,316 11,319 10,999 11,319 Gross premiums 289 266 271 256 259 289 259 Surrenders, withdrawals and benefits (269) (219) (240) (323) (254) (269) (254) Net flows 20 47 31 (67) 5 20 5 Investment performance, interest credited and policy charges 74 70 75 70 69 74 69 Balance as of end of period 11,093 11,210 11,316 11,319 11,393 11,093 11,393 Separate account: Balance as of beginning of period 19,139 20,075 20,773 21,540 22,587 19,139 22,587 Gross premiums 535 582 401 605 578 535 578 Surrenders, withdrawals and benefits (500) (433) (437) (517) (482) (500) (482) Net flows 35 149 (36) 88 96 35 96 Investment performance, interest credited and policy charges 901 549 803 959 (158) 901 (158) Balance as of end of period 20,075 20,773 21,540 22,587 22,525 20,075 22,525 Total: Balance as of beginning of period 30,138 31,168 31,983 32,856 33,906 30,138 33,906 Gross premiums 824 848 672 861 837 824 837 Surrenders, withdrawals and benefits (769) (652) (677) (840) (736) (769) (736) Net flows 55 196 (5) 21 101 55 101 Investment performance, interest credited and policy charges 975 619 878 1,029 (89) 975 (89) Balance as of end of period 31,168 31,983 32,856 33,906 33,918 31,168 33,918 ______________________________________________________________________________________________________________________________________________________ Page 14

Investment Management and Research - Profit and Loss Statement and Summary Metrics (1) Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Revenues Net investment income (loss) $ 19 $ 4 $ 9 $ 28 $ 3 (84.2)%$ 19 $ 3 (84.2)% Investment gains (losses), net including derivative gains (losses) (10) (5) (5) (4) 2 120.0% (10) 2 120.0% Investment Management, service fees and other income 734 773 788 885 904 23.2% 734 904 23.2% Segment revenues 743 772 792 909 909 22.3% 743 909 22.3% Benefits and other deductions Commissions and distribution related payments 96 103 106 110 110 14.6% 96 110 14.6% Compensation and benefits, interest expense, and other operating costs and expenses 497 512 512 521 564 13.5% 497 564 13.5% Segment benefits and other deductions 593 615 618 631 674 13.7% 593 674 13.7% Operating earnings (loss), before income taxes 150 157 174 278 235 56.7% 150 235 56.7% Income taxes (35) (21) (29) (54) (27) 22.9% (35) (27) 22.9% Operating earnings (loss), before noncontrolling interest 115 136 145 224 208 80.9% 115 208 80.9% Less: Operating (earnings) loss attributable to the noncontrolling interest (83) (75) (100) (151) (127) (53.0)% (83) (127) (53.0)% Operating earnings (loss) 32 61 45 73 81 153.1% 32 81 153.1% Summary Metrics (2) Adjusted operating margin 24.1% 24.9% 25.0% 35.2% 30.1% 24.1% 30.1% Net flows (in billions USD) (0.2) 4.7 4.5 4.2 (2.4) (0.2) (2.4) Total AUM (in billions USD) 497.9 516.6 534.9 554.5 549.5 497.9 549.5 Ownership Structure of AB (3) AXA and its subsidiaries 63.2% 64.0% 64.0% 63.3% 63.0% 63.2% 63.0% AB Holding 35.5% 34.8% 34.9% 35.5% 35.8% 35.5% 35.8% Unaffiliated holders 1.3% 1.2% 1.1% 1.2% 1.2% 1.3% 1.2% AXA and its subsidiaries total economic interest 63.8% 64.6% 64.9% 64.7% 64.4% 63.8% 64.4% Units of limited partnership outstanding 268.7 265.7 265.8 268.7 269.8 268.7 269.8 Notes: (1) The following Profit and Loss Statement represents our economic interest in AllianceBernstein (“AB”) at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017 of 46.5%, 46.7%, 46.7%, 46.3% and 45.8%, respectively. It does not reflect the impact of the additional AB units we purchased in April, which brought our current economic interest in AB to approximately 65%. (2) Adjusted Operating Margin is a non-GAAP financial measure used by AB’s management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein. (3) Including both the general partnership and limited partnership interests in AB Holding and AB, AXA and its subsidiaries had an approximate 64.4% economic interest in AB as of March 31, 2018. ______________________________________________________________________________________________________________________________________________________ Page 15

Investment Management and Research - Select Operating Metrics Three Months Ended or As of (in billions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 AUM Rollforward Balance as of beginning of period $ 480.2 $ 497.9 $ 516.6 $ 534.9 $ 554.5 Sales/new accounts 19.0 20.4 20.0 19.3 34.1 Redemptions/terminations (18.4) (14.4) (13.9) (14.0) (31.2) Cash flow/un-reinvested dividends (0.8) (1.3) (1.6) (1.1) (5.3) Net long-term (outflows) inflows (0.2) 4.7 4.5 4.2 (2.4) Market appreciation 17.9 14.0 13.8 15.4 (2.6) Balance as of end of period 497.9 516.6 534.9 554.5 549.5 Ending Assets by Distribution Channel Institutions 244.9 252.9 260.0 269.3 265.0 Retail 168.9 177.3 185.7 192.9 191.0 Private Wealth Management 84.1 86.4 89.2 92.3 93.5 Total 497.9 516.6 534.9 554.5 549.5 Ending Assets by Investment Service Equity Actively Managed 118.8 124.5 131.7 139.4 142.5 Passively Managed (1) 48.9 50.1 52.3 54.3 52.2 Total Equity 167.7 174.6 184.0 193.7 194.7 Fixed Income Actively Managed 265.9 275.8 282.4 288.3 277.9 Passively Managed (1) 11.1 9.9 9.9 9.9 10.0 Total Fixed Income 277.0 285.7 292.3 298.2 287.9 Other (2) Total Other 53.2 56.3 58.6 62.6 66.9 Total 497.9 516.6 534.9 554.5 549.5 Notes: (1) Includes index and enhanced index services. (2) Includes certain multi-asset solutions and services and certain alternative investments. ______________________________________________________________________________________________________________________________________________________ Page 16

Investment Management and Research - Net Flows Three Months Ended (in billions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Net Flows by Distribution Channel Institutions US $ (2.3) $ (0.8) $ 0.5 $ 1.6 $ (5.6) Global and Non-US 0.4 2.0 0.9 1.4 2.8 Total Institutions (1.9) 1.2 1.4 3.0 (2.8) Retail US (0.5) (0.8) (0.5) 0.7 0.2 Global and Non-US 2.1 4.0 3.5 0.3 (1.5) Total Retail 1.6 3.2 3.0 1.0 (1.3) Private Wealth US (0.1) 0.2 (0.3) (0.1) 0.8 Global and Non-US 0.2 0.1 0.4 0.3 0.9 Total Private Wealth 0.1 0.3 0.1 0.2 1.7 Total Net Flows by Distribution Channel (0.2) 4.7 4.5 4.2 (2.4) Net Flows by Investment Service Equity Active US (1.0) (0.7) (1.0) (0.9) (1.5) Global and Non-US 0.3 1.3 1.9 0.9 4.4 Total Equity Active (0.7) 0.6 0.9 0.0 2.9 Equity Passive (1) US (0.9) (0.4) (0.4) (1.2) (1.1) Global and Non-US (1.1) (0.1) 0.1 (0.2) (0.4) (1) Total Equity Passive (2.0) (0.5) (0.3) (1.4) (1.5) Fixed Income - Taxable US (0.9) (0.1) 0.9 2.8 (4.4) Global and Non-US 3.6 3.7 2.8 0.1 (5.2) Total Fixed Income - Taxable 2.7 3.6 3.7 2.9 (9.6) Fixed Income - Tax-Exempt US 0.3 0.8 (0.1) 0.9 0.8 Global and Non-US 0.0 0.0 0.0 0.0 0.0 Total Fixed Income - Taxable 0.3 0.8 (0.1) 0.9 0.8 Fixed Income - Passive (1) US (0.2) (1.3) 0.0 0.0 0.1 Global and Non-US 0.0 (0.1) (0.1) 0.0 0.0 (1) Total Fixed Income - Passive (0.2) (1.4) (0.1) 0.0 0.1 Other (2) US (0.2) 0.3 0.3 0.6 1.5 Global and Non-US (0.1) 1.3 0.1 1.2 3.4 (2) Total Other (0.3) 1.6 0.4 1.8 4.9 Total Net Flows by Investment Service (0.2) 4.7 4.5 4.2 (2.4) Active vs. Passive Net Flows Actively Managed Equity (0.7) 0.6 0.9 0.0 2.9 Fixed Income 3.0 4.4 3.6 3.8 (8.8) (2) Other (0.3) 1.6 0.4 1.7 4.8 Total 2.0 6.6 4.9 5.5 (1.1) Passively Managed (1) Equity (2.0) (0.5) (0.3) (1.4) (1.5) Fixed Income (0.2) (1.4) (0.1) 0.0 0.1 (2) Other 0.0 0.0 0.0 0.1 0.1 Total (2.2) (1.9) (0.4) (1.3) (1.3) Total Active vs. Passive Net Flows (0.2) 4.7 4.5 4.2 (2.4) Notes: (1) Includes index and enhanced index services. (2) Includes certain multi-asset solutions and services and certain alternative investments. ______________________________________________________________________________________________________________________________________________________ Page 17

Protection Solutions - Profit and Loss Statement and Summary Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Revenues Policy charges, fee income and premiums$ 529 $ 512 $ 518 $ 436 $ 535 1.1%$ 529 $ 535 1.1% Net investment income (loss) 208 173 226 243 220 5.8% 208 220 5.8% Investment gains (losses), net including derivative gains (losses) - 1 3 (4) (1) N/ A - (1) N/A Investment Management, service fees and other income 52 57 51 52 55 5.8% 52 55 5.8% Segment revenues 789 743 798 727 809 2.5% 789 809 2.5% Benefits and other deductions Policyholders' benefits 412 421 431 (308) 409 (0.7)% 412 409 (0.7)% Interest credited to policyholders' account balances 116 120 119 111 122 5.2% 116 122 5.2% Commissions and distribution related payments 68 68 65 73 66 (2.9)% 68 66 (2.9)% Amortization of deferred policy acquisition costs, net 29 (3) 91 10 71 144.8% 29 71 144.8% Compensation and benefits, interest expense, and other operating costs and expenses 109 118 104 112 114 4.6% 109 114 4.6% Segment benefits and other deductions 734 724 810 (2) 782 6.5% 734 782 6.5% Operating earnings (loss), before income taxes 55 19 (12) 729 27 (50.9)% 55 27 (50.9)% Income taxes (16) (3) 9 (242) (4) 75.0% (16) (4) 75.0% Operating earnings (loss), before noncontrolling interest 39 16 (3) 487 23 (41.0)% 39 23 (41.0)% Less: Operating (earnings) loss attributable to the noncontrolling interest - - - (2) - N/ A - - N/A Operating earnings (loss) 39 16 (3) 485 23 (41.0)% 39 23 (41.0)% Summary Metrics Non-GAAP Operating ROC (1)(2)(3) #DIV/0! #DIV/0! #DIV/0! 5.2% 4.5% #DIV/0! 4.5% Benefit ratio (4) 66.9% 72.8% 68.9% (27.1)% 65.6% (1.9)% 66.9% 65.6% (1.9)% Gross written premiums 768 750 736 768 754 (1.9)% 768 754 (1.9)% Annualized premiums 52 54 57 60 57 9.6% 52 57 9.6% Total in-force face amount (in billions USD) 448 446 446 446 444 (1.0)% 448 444 (1.0)% Notes: (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non- GAAP Reconciliation” section in this document. (2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $588 million total pre-tax adjustments in policyholders’ benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 32%. (3) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. (4) Benefit ratio is calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues. ______________________________________________________________________________________________________________________________________________________ Page 18

Protection Solutions - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Sales Metrics First Year Premiums by Product Line: Universal Life $ 2 $ 1 $ 1 $ 0 $ 1 $ 2 $ 1 Indexed Universal Life 55 55 50 58 48 55 48 Variable Universal Life 40 35 43 45 39 40 39 Term 5 4 5 5 4 5 4 Employee Benefits 2 6 6 11 10 2 10 Other (1) 0 0 0 1 0 0 0 Total 104 101 105 120 102 104 102 Renewals by Product Line: Universal Life 218 256 218 221 220 218 220 Indexed Universal Life 48 45 48 48 55 48 55 Variable Universal Life 256 220 243 239 242 256 242 Term 131 126 116 131 126 131 126 Employee Benefits 0 0 0 1 3 0 3 Other (1) 11 2 6 8 6 11 6 Total 664 649 631 648 652 664 652 Total Gross Premiums 768 750 736 768 754 768 754 In-force Metrics In-force Face Amount by Product (in billions)(2): Universal Life (3) 61 60 60 59 58 61 58 Indexed Universal Life 19 19 20 20 21 19 21 Variable Universal Life (4) 130 129 129 129 128 130 128 Term 236 236 235 236 235 236 235 Whole Life 2 2 2 2 2 2 2 Total 448 446 446 446 444 448 444 In-force Policy Count by Product (in thousands): Universal Life (2) 196 193 191 188 185 196 185 Indexed Universal Life 40 41 43 45 47 40 47 Variable Universal Life (3) 323 321 318 316 314 323 314 Term 344 343 341 340 338 344 338 Whole Life 21 20 20 20 20 21 20 Total 924 918 913 909 904 924 904 Protection Solution Reserves (5): General Account 16,479 16,629 16,724 16,007 16,128 16,479 16,128 Separate Accounts 11,631 11,859 12,163 12,643 12,396 11,631 12,396 Total 28,110 28,488 28,887 28,650 28,524 28,110 28,524 Notes: (1) For the individual life insurance in-force, other includes current assumption Universal Life insurance, Whole Life insurance and other products available for sale but not actively marketed. (2) Does not include life insurance sold as part of our employee benefits business as it is a start-up business with a limited amount of in-force policies. (3) Universal Life includes guaranteed Universal Life insurance products. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. (5) Does not include Protection Solutions Reserves for our employee benefits business as it is a start-up business and therefore has immaterial in-force policies. ______________________________________________________________________________________________________________________________________________________ Page 19

Investments ______________________________________________________________________________________________________________________________________________________ Page 20

Investment Portfolio Composition Balances as of (in millions USD, unless otherwise indicated) 12/31/2017 3/31/2018 Amount % of Total Amount % of Total Composition of investment portfolio Fixed maturities, available for sale, at fair value $ 46,941 57.1%$ 43,484 54.0% Mortgage loans on real estate 10,952 13.3% 11,333 14.1% Policy loans 3,819 4.6% 3,776 4.7% Real Estate held for the production of income 390 0.5% 52 0.1% Other equity investments 1,392 1.7% 1,258 1.6% Other invested assets 4,118 5.0% 4,061 5.0% Subtotal investment assets 67,612 82.2% 63,964 79.4% Trading securities 14,170 17.2% 14,919 18.5% Total investments 81,782 99.5% 78,883 97.9% Cash and cash equivalents 4,814 5.9% 6,091 7.6% Repurchase and funding agreements (4,382) (5.3)% (4,397) (5.5)% Total 82,214 100.0% 80,577 100.0% Fixed maturities by industry Corporate securities: Finance 6,017 12.6% 6,117 13.8% Manufacturing 7,820 16.4% 8,059 18.2% Utilities 4,229 8.9% 4,265 9.7% Services 3,422 7.2% 3,662 8.3% Energy 2,072 4.4% 2,114 4.8% Retail and wholesale 1,437 3.0% 1,364 3.1% Transportation 1,012 2.1% 1,090 2.5% Other 135 0.3% 149 0.3% Total corporate securities 26,144 54.9% 26,820 60.7% U.S. government 18,493 38.8% 14,638 33.1% Residential mortgage-backed 818 1.7% 627 1.4% Preferred stock 512 1.1% 513 1.2% State & municipal 489 1.0% 477 1.1% Foreign governments 419 0.9% 419 0.9% Asset-backed securities 749 1.6% 675 1.5% Total 47,624 100.0% 44,169 100.0% Fixed maturities credit quality (1) Aaa, Aa, A 34,835 73.1% 31,120 70.5% Baa 11,668 24.5% 11,994 27.2% Investment grade 46,503 97.6% 43,114 97.6% Ba 659 1.4% 591 1.3% B 428 0.9% 436 1.0% Caa 21 0.0% 22 0.0% Ca, C 13 0.0% 6 0.0% Below investment grade 1,121 2.4% 1,055 2.4% Total 47,624 100.0% 44,169 100.0% Notes: (1) Credit quality based on NAIC rating. ______________________________________________________________________________________________________________________________________________________ Page 21

Results of General Account Investment Assets Three Months Ended Three Months Ended Year Ended (in millions USD, unless otherwise indicated) 3/31/2018 3/31/2017 12/31/2017 (2) (2) (2) Yield Amount Yield Amount Yield Amount Fixed Maturities(1): Investment grade Income (loss) 3.64%$ 396 3.67%$ 374 3.64%$ 1,515 Ending assets 42,620 40,970 44,384 Below investment grade Income 6.52% 22 7.32% 30 7.23% 113 Ending assets 1,333 1,646 1,367 Mortgages: Income (loss) 4.18% 116 4.66% 116 4.38% 454 Ending assets 11,333 10,197 10,952 Real Estate Held For the Production of Income: Income (loss) (1.91)% (4) (1.19)% (1) 1.30% 2 Ending assets 52 56 390 Other Equity Investments: Income (loss) 12.59% 41 12.76% 41 14.37% 169 Ending assets 1,298 1,410 1,289 Policy Loans: Income 5.71% 54 5.76% 55 5.77% 221 Ending assets 3,776 3,818 3,819 Cash and Short-term Investments: Income 0.71% 8 0.67% 6 0.65% 32 Ending assets 4,220 2,881 4,539 Repurchase and funding agreements: Interest expense and other (9) (4) (21) Ending assets (liabilities) (4,397) (3,790) (4,382) Total Invested Assets: Income 4.07% 624 4.28% 617 4.18% 2,485 Ending assets 60,235 57,188 62,358 Trading Securities: Income (0.94)% (29) 5.19% 119 2.19% 231 Ending assets 12,907 9,689 12,050 Total: Investment income 3.22% 595 4.42% 736 3.88% 2,716 Less: investment fees (0.10)% (18) (0.11)% (18) (0.10)% (68) Investment income, net 3.12% 577 4.31% 718 3.78% 2,648 Ending Net Assets 73,142 66,877 74,408 Notes: (1) Fixed Maturities Investment Grade and Below Investment Grade are based on Moody’s Equivalent ratings. (2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions. ______________________________________________________________________________________________________________________________________________________ Page 22

Additional Information ______________________________________________________________________________________________________________________________________________________ Page 23

Deferred Acquisition Costs Rollforward Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Deferred Acquisition Costs Balance as of beginning of period $ 6,044 $ 6,026 $ 6,101 $ 6,114 $ 5,969 $ 6,044 $ 5,969 Capitalization of commissions, sales and issue expenses 173 179 162 173 160 173 160 Amortization (118) (66) (174) (90) (175) (118) (175) Change in unrealized investment gains and losses (73) (38) 25 (228) 334 (73) 334 Balance as of end of period 6,026 6,101 6,114 5,969 6,288 6,026 6,288 Deferred Acquisition Costs balance by segment Individual Retirement 2,608 2,718 2,811 2,901 2,957 2,608 2,957 Group Retirement 652 649 668 678 664 652 664 Protection Solutions 2,538 2,865 2,569 2,329 2,554 2,538 2,554 Corporate and Other 228 (131) 66 61 113 228 113 Total 6,026 6,101 6,114 5,969 6,288 6,026 6,288 ______________________________________________________________________________________________________________________________________________________ Page 24

Use of Non-GAAP Financial Measures (1/2) In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Pro Forma Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2018, the Company revised its Non-GAAP Operating Earnings definition as it relates to the treatment of certain elements of the profitability of its variable annuity products with indexed- linked features to align to the treatment of its variable annuity products with GMxB features. In addition, adjustments for variable annuity products with index-linked features previously included within Other adjustments in the calculation of Non-GAAP Operating Earnings are now included with the adjustments for variable annuity products with GMxB features in the broader adjustment category, Variable annuity product features. The presentations of Non-GAAP Operating Earnings in prior periods were revised to reflect this change in definition. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: • Items related to Variable annuity product features which include certain changes in the fair value of the derivatives and other securities we use to hedge these features and changes in the fair value of the embedded derivatives reflected within Variable annuity products’ net derivative results; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Goodwill impairment, which includes a write-down of goodwill in first quarter of 2017. • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period, permanent differences due to goodwill impairment, and the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use our prevailing corporate federal income tax rate of 21% in 2018 and 35% in 2017, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. ______________________________________________________________________________________________________________________________________________________ Page 25

Use of Non-GAAP Financial Measures (2/2) Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Pro Forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Pro Forma Non-GAAP Operating ROE by dividing Pro Forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI and NCI. We calculate Non-GAAP Operating ROC by segment by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available for sale securities. Therefore, we believe excluding AOCI is more effective in analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. To enhance the ability to analyze these measures across periods, interim periods are annualized. Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “stockholder’s equity.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding – diluted. Non-GAAP Operating EPS Non-GAAP Operating EPS is calculated by dividing Non-GAAP Operating Earnings by ending common shares outstanding – diluted. ______________________________________________________________________________________________________________________________________________________ Page 26

Reconciliation of Non-GAAP Measures (1/3) Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings (290) 608 (6) 538 168 (290) 168 Adjustments related to: (1) Variable annuity product features 291 (78) 694 377 212 291 212 Investment (gains) losses 24 (4) 12 159 (102) 24 (102) Goodwill impairment 369 - - - - 369 - Net actuarial (gains) losses related to pension and other postretirement benefit obligations 34 33 34 34 131 34 131 Other adjustments (21) 17 55 59 90 (21) 90 Income tax expense (benefit) related to above adjustments (235) 9 (276) (212) (63) (235) (63) Non-recurring tax items 132 (217) (7) 16 28 132 28 (2) Non-GAAP Operating earnings (loss) 304 368 506 971 464 304 464 Net income (loss) attributable to Holdings per diluted common share (0.52) 1.08 (0.01) 0.96 0.30 (0.52) 0.30 Adjustments related to: Variable annuity product features (1) 0.52 (0.14) 1.24 0.67 0.38 0.52 0.38 Investment (gains) losses 0.04 (0.01) 0.02 0.28 (0.18) 0.04 (0.18) Goodwill impairment 0.66 - - - - 0.66 - Net actuarial (gains) losses related to pension and other postretirement benefit obligations 0.06 0.06 0.06 0.06 0.23 0.06 0.23 Other adjustments (0.04) 0.03 0.10 0.11 0.16 (0.04) 0.16 Income tax expense (benefit) related to above adjustments (0.42) 0.02 (0.49) (0.38) (0.11) (0.42) (0.11) Non-recurring tax items 0.24 (0.39) (0.01) 0.03 0.05 0.24 0.05 (2) Non-GAAP Operating Earnings per diluted common share 0.54 0.65 0.91 1.73 0.83 0.54 0.83 Book value per share Book value per share - 22.08 22.15 24.04 24.18 - 24.18 Less: Per share impact of AOCI - (0.59) (0.59) (0.19) (1.69) - (1.69) (2) Book value per share (ex. AOCI) - 22.67 22.74 24.23 25.87 - 25.87 Notes: (1) This reconciling item was previously referred to as “GMxB product features”, but is now referred to more broadly as “Variable annuity product features” to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings. (2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document. ______________________________________________________________________________________________________________________________________________________ Page 27

Reconciliation of Non-GAAP Measures (2/3) Twelve Months Three months Ended or As of Ended or As of (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2018 Net Income to Pro forma Net Income Net income (loss), as reported $ 1,761 Adjustments related to: Pro forma adjustments before income tax (1) (141) Income tax impact (9) Pro forma adjustments, net of income tax (150) Pro forma net income (loss) 1,611 Less: Pro forma net income (loss) attributable to the noncontrolling interest (301) Pro forma net income (loss) attributable to Holdings 1,310 Pro forma Net Income to Pro forma Non-GAAP Operating Earnings Pro forma net income (loss) attributable to Holdings 1,310 Adjustments related to: Variable annuity product features 1,211 Investment (gains) losses 65 Investment (income) loss from certain derivative instruments - Goodwill impairment - Net actuarial (gains) losses related to pension and other post-retirement benefit obligations 234 Other adjustments 222 Income tax (expense) benefit related to above adjustments (889) Non-recurring tax items 160 Pro forma Non-GAAP Operating Earnings 2,313 Average Twelve Pro forma Equity Reconciliation Months Ended Total equity attributable to Holdings 12,385 12,425 13,485 13,564 12,965 Pro forma adjustments (1) 926 892 702 6 632 Pro forma total equity attributable to Holdings 13,311 13,317 14,187 13,570 13,596 Less: Accumulated other comprehensive income (loss) (333) (330) (108) (946) (429) Pro forma total equity attributable to Holdings excluding AOCI 13,644 13,647 14,295 14,516 14,026 Twelve Months Return on Equity Reconciliation Ended or As of Net income (loss) attributable to Holdings 1,308 Average equity attributable to Holdings 12,965 Return on Equity 10.1% Pro forma Non-GAAP Operating Earnings 2,313 Pro forma average equity attributable to Holdings excluding AOCI 14,026 Pro forma Non-GAAP Return on Equity 16.5% Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2) 1,914 Pro forma average equity attributable to Holdings excluding AOCI 14,026 Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items 13.6% Notes: (1) Pro Forma adjustments relate to certain reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA’s remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA. (2) The post-tax adjustment to Pro Forma Non-GAAP Operating Earnings for Q42017 non-recurring items was determined by multiplying $588 million total pre-tax adjustments in policyholder’s benefits, DAC amortization (net), policy charges, fee income and premiums by a tax rate of 32%. ______________________________________________________________________________________________________________________________________________________ Page 28

Reconciliation of Non-GAAP Measures (3/3) Twelve Months Twelve Months Ended Ended or As of (in millions USD, unless otherwise indicated) 12/31/2016 12/31/2017 12/31/2017 Net Income to Pro forma Net Income Net income (loss), as reported $ 1,273 Adjustments related to: Pro forma adjustments before income tax (1) (154) Income tax impact (3) Pro forma adjustments, net of income tax (157) Pro forma net income (loss) 1,116 Less: Pro forma net income (loss) attributable to the noncontrolling interest (276) Pro forma net income (loss) attributable to Holdings 840 Pro forma Net Income to Pro forma Non-GAAP Operating Earnings Pro forma net income (loss) attributable to Holdings 840 Adjustments related to: Variable annuity product features 1,250 Investment (gains) losses 192 Investment (income) loss from certain derivative instruments 18 Goodwill impairment 369 Net actuarial (gains) losses related to pension and other post-retirement benefit obligations 136 Other adjustments 85 Income tax (expense) benefit related to above adjustments (705) Non-recurring tax items (76) Pro forma Non-GAAP Operating Earnings 2,109 Average Twelve Pro forma Equity Reconciliation Months Ended Total equity attributable to Holdings 11,455 13,485 12,470 (1) Pro forma adjustments 1,079 702 891 Pro forma total equity attributable to Holdings 12,534 14,187 13,361 Less: Accumulated other comprehensive income (loss) (921) (108) (515) Pro forma total equity attributable to Holdings excluding AOCI 13,455 14,295 13,875 Twelve Months Return on Equity Reconciliation Ended or As of Net income (loss) attributable to Holdings 850 Average equity attributable to Holdings 12,470 Return on Equity 6.8% Pro forma Non-GAAP Operating Earnings 2,109 Pro forma average equity attributable to Holdings excluding AOCI 13,875 Pro forma Non-GAAP Return on Equity 15.2% Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2) 1,710 Pro forma average equity attributable to Holdings excluding AOCI 13,875 Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items 12.3% Notes: (1) Pro Forma adjustments relate to certain reorganization transactions that occurred or were expected to occur in 2018, including: (1) the acquisition of AXA’s remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $4.1 billion of external debt and (4) the settlement of all outstanding financing balances with AXA. (2) The post-tax adjustment to Pro Forma Non-GAAP Operating Earnings for Q42017 non-recurring items was determined by multiplying $588 million total pre-tax adjustments in policyholder’s benefits, DAC amortization (net), policy charges, fee income and premiums by a tax rate of 32%. ______________________________________________________________________________________________________________________________________________________ Page 29

Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Account AV refers to Separate Account investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB, (ii) the assets in our GAIA portfolio and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Deferred acquisition cost (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. FYP - First year premium and deposits Gross premiums - FYP and Renewal premium and deposits GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium ("ROP") death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both Pre-tax return on assets - calculated as segment pre-tax operating earnings ______________________________________________________________________________________________________________________________________________________ Page 30

Analyst Coverage, Ratings & Contact Information Analyst Coverage Firm Analyst Phone Number Autonomous Research Erik Bass +1 (646) 561-6248 Bank of America Merrill Lynch Jay Cohen +1 (646) 855-5716 Barclays Jay Gelb +1 (212) 526-1561 Citi Suneet Kamath +1 (212) 816-3457 Credit Suisse Andrew Kligerman +1 (212) 325-5069 Deutsche Bank Joshua Shanker +1 (212) 250-7127 Goldman Sachs Alex Scott +1 (917) 343-7160 J.P. Morgan Jimmy Bhullar +1 (212) 622-6397 Keefe, Bruyette, & Woods Ryan Krueger +1 (860) 722-5930 Morgan Stanley Nigel Dally +1 (212) 761-4132 RBC Capital Markets Mark Dwelle +1 (804) 782-4008 SunTrust Robinson Humphrey Mark Hughes +1 (615) 748-4422 This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts. Ratings A.M. Best S&P Moody's Last review date 3/7/2018 3/6/2018 4/11/2018 Financial Strength Ratings: AXA Equitable Life A A+ A2 MLOA A A+ A2 Credit Ratings: AXA Equitable Holdings — BBB+ Baa2 AXA Financial bbb+ BBB+ Baa2 AB (1) —AA2 Investor and Media Contacts Contact Investor Relations Contact Media Relations Kevin Molloy Priya Mehrotra Dan Woodrow Mallika Patkar Gina Tyler (212) 314-2476 (212) 314-2466 (212) 314-2036 (212) 314-2183 (212) 314-2010 IR@axa-equitable.com MediaRelations@axa-equitable.com www.ir.axaequitableholdings.com www.axaequitableholdings.com Notes: (1) Last review date 5/10/2017 ______________________________________________________________________________________________________________________________________________________ Page 31